EXHIBIT 99.1

                        CHINA DIRECT TRADING CORPORATION
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                    REVISED AND DATED AS OF 31 DECEMBER 2006

PURPOSE

The Audit Committee (the "Committee") is appointed by the Board of Directors. The purpose of the Committee is to:

Assist the Board in oversight of:

* the integrity of the Corporation's financial statements, including the financial reporting process and the Company's system of Internal Control Over Financial Reporting (ICOFR) to comply with Section 404 of the Sarbanes-Oxley Act of 2002;

*        the   Corporation's   compliance   with  the   legal   and   regulatory
         requirements;

*        the independent auditor's qualifications and independence; and

*        the  performance  of  the   Corporation's   Internal  Audit  (including
         monitoring   their   qualifications   and   independence),    and   the
         Corporation's independent auditors.

     Prepare an Audit Committee report as required by the US Securities and Exchange Commission or OSECO to be included in the Corporation's annual proxy statement or information statement.

     Provide an avenue for communication between the Board of Directors and management, the independent auditors and the internal audit functions.

MEMBERSHIP

         The Committee will consist of no less than two (2) Directors, all of whom are independent directors.

         Each member shall be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must have accounting or related financial management expertise, as the Corporation's Board interprets such qualification in its business judgment. The Board's goal is that at least one member of the Committee will be an Oaudit committee financial expertO as defined in SEC regulations under Section 407 of the Sarbanes-Oxley Act of 2002. The Corporation will comply with all applicable disclosure requirements under the SEC's rules related to audit committee financial experts.

         If a Committee member simultaneously serves on the audit committees of more than three public companies (including the Corporation), the Board must determine that such service would not impair such member's ability to serve effectively on the Corporation's Committee. The Board must disclose any such determination in the Corporation's annual proxy statement.


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         In  addition  to being an  independent  Director,  each  member  of the
Committee must not, other than in his or her capacity as a member of the Committee, the Board or any other Board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Corporation or any subsidiary, other than fixed amounts of compensation under a retirement plan (including deferred compensation), for prior service with the Corporation (provided that such compensation is not contingent in any way on continued service); or (2) be an affiliated person of the Corporation or any subsidiary.

         Committee members shall be appointed by the Board. The Board may remove any Committee member at any time. The Chair of the Committee will be rotated at three-year intervals, unless the Board believes there are compelling reasons at a given point in time to maintain an individual Director's chairmanship for a longer time. When feasible, the immediate past Chair will continue serving as a member of the Committee for at least one year to ensure an orderly transition.

MEETINGS

The Committee shall meet no less than four (4) times per year, and at such other times as may be necessary to fulfill its responsibilities. Periodically, the Committee shall meet separately with management, with Corporation's legal counsel, with the Corporation's internal auditors (or other personnel responsible for the internal audit functions) and with the Corporation's independent auditors.

         Regular meetings of the Committee will be at times during the year as approved by the Committee. Special meetings of the Committee may also be called and held as may be appropriate, subject to the Corporation's By-laws. The Committee Chair shall prepare and/or approve an agenda in advance of each such meeting.

         The Chair of the Committee will regularly report the Committee's findings, conclusions and recommendations to the Board of Directors at the next meeting.


DUTIES AND RESPONSIBILITIES

Review Procedures

The Audit Committee will:
*        Conduct  a  self-assessment  of the  Committee's  performance  at least annually;
* Review and reassess the adequacy of the Audit Committee Charter annually and submit it for formal approval to the Directors and Corporate Governance Committee and Board of Directors;
* Publish the Charter in the annual meeting proxy statement or information statement in accordance with SEC regulations;
* Review the Corporation's annual audited financial statements, including the Corporation's Management's Discussion and Analysis of Financial Condition and Operations (OMD&AO) prior to filing or distribution. This review of the financial statements is to include discussions with management and the independent auditor and the review of any significant written correspondence between the independent auditor and management about the existence and disposition of significant issues involving accounting principles, practices, estimates and judgments;

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*        Make a recommendation to the Board of Directors  regarding inclusion of such financial statements in the Corporation's annual report on Form 10-K;
* Discuss the Corporation's quarterly unaudited financial statements and press release, including the Corporation's MD&A disclosures, with management and the independent auditor prior to public release;
* On a periodic basis, review the process surrounding the CEO and CFO quarterly certifications required by the SEC with respect to the
         financial   statements  and  the  Company's   disclosure  controls  and
         procedures and ICOFR; and
* Review the details of corrective action plans for any material weaknesses or any deficiencies that are considered significant on a Corporate consolidated basis.

Review:

o major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles and financial statement principles, and major issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of material control deficiencies;
o analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements;
o the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Corporation's financial statements; and
o alternative GAAP methods and practices that could have been followed, the reasons for selecting the principles and practices to be followed, the financial impacts of the principles and practices selected as compared to those of the other alternatives available, and the provisions of any Opro formaO or OadjustedO non-GAAP information.
o Review with the independent auditor any audit problems or difficulties and management's response, including:
o Any changes in the audit plan or restrictions on the scope of the independent auditor's work activities or on access to requested information;
o Any reservation regarding the quality of the Company's accounting principles and application in financial reporting;
o Any accounting adjustments noted or proposed by the independent auditors but OpassedO (as immaterial or otherwise);
o Any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement with respect to the Corporation's audit;
o Any OmanagementO or Ointernal controlO letters issued or proposed to be issued by the independent auditors to the Corporation; and
o Discussion of the responsibilities, budget and staffing of the Corporation's internal audit function.

     The Committee shall also establish a procedure for discussions with the Committee on a pre-issuance basis all of the following:

* The types and presentation of information to be included in earnings press releases and in financial information and earnings guidance provided to analysts, banks and rating agencies;
* Significant financial reporting matters to be disclosed in any SEC filings, such as a change in accounting principles or extraordinary and nonrecurring items and transactions; and

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*        Significant matters to be disclosed in Form 8-K filings with the SEC.

INDEPENDENT AUDITORS

         The  Committee  has  sole  authority  to  directly   appoint,   retain,
compensate, evaluate and terminate the Corporation's independent auditors and will ensure that the independent auditors report directly to the Committee.

         The   Committee  has  direct   responsibility   for  oversight  of  the
Corporation's  independent  auditors,   including  resolution  of  disagreements
between management and the independent auditors.

         The  Committee   shall  approve  in  advance  the   engagement  of  any
independent auditor to render audit services and the engagement of the Corporation's independent auditor to render any non-audit service. All such services shall be entered into pursuant to pre-approval policies and procedures established by the Committee, provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service, and such policies and procedures do not include delegation to management of the Committee's responsibilities under the Securities Exchange Act of 1934. This requirement shall not apply to the provision of services other than audit, review or attest services if: the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the Corporation to the accountant during the fiscal year in which the services are provided; and such services were not recognized by the Corporation at the time of the engagement to be non-audit services; and such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee.

         The Committee will review the disclosure of audit and non-audit services in Form 10-Q, Form 10-K, and the Proxy Statement and monitor compliance therewith.

          The Committee shall evaluate the auditor's qualifications, performance and independence. This evaluation should include the review and evaluation of the lead partner of the independent auditor. The Committee should take into account the opinions of management and the Corporation's internal auditors.

         The Committee should assure the regular rotation of the lead audit partner by the end of the lead partner's fifth year on the engagement and verify that all other partners on the engagement are rotated by the end of the seventh year on the engagement as required by law, and further consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself.

         The Committee will review the independent auditors' annual audit plan, which should cover among other matters: scope of the examination, staffing, locations, areas of reliance (i.e., management representations and internal audit coverage), and their general audit approach.

         In connection with discussions related to the annual audit results, the Committee should consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.


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         The Audit Committee will:
o Set clear hiring policies for employees or former employees of the Corporation's outside auditors, to ensure that the auditors' independence under applicable SEC rules and accounting standards is not impaired;
o Discuss with the independent auditors the impact on the auditors' objectivity and independence of any disclosed relationships as required by professional standards; and determine whether any such non-audit engagements are consistent with the independent auditors' independence and objectivity;
o Obtain and review, at least annually, a report from the independent auditors describing: the independent auditing firm's internal quality control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and
o to assess the auditor's independence, details of all relationships between the independent auditors and the Corporation.

The Audit Committee will:

o At least annually, review the Corporation's Internal Audit, plans, including organizational structure, staff qualifications, and the process of audit planning and business risk assessment;
o Review activity and special reports of the Corporation's Internal Audit functions including management responses and corrective action plans for significant findings; and
o        Handle Ethical and Legal Compliance issues.

The Audit Committee will:

* Review the Corporation's litigation management process and monitor major litigation and significant internal or external special investigations and review with the legal counsel, at least annually, any other legal and regulatory matters that could have a material impact on the Corporation's financial statements or compliance with law,;
* Periodically review programs established by the Corporation that encourage and reinforce ethical conduct and legal compliance;
* Ensure that the Corporation adopts, posts on its web site, and discloses the availability of, a code of business conduct and ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
* Periodically review the Corporation's code of ethics with particular focus on related party transactions and conflicts of interest involving, directly or indirectly, any director or executive officer, and consider whether any changes are needed.
* Be responsible for evaluating and making decisions whether to grant any waivers of or approve any other deviations from the Corporation's code of ethics.
* Establish procedures for reporting ethical, accounting and other issues, including establishing procedures for receipt, retention and treatment of complaints from employees on accounting, internal accounting controls or auditing matters, as well as for confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters, and for protection of employees who report such issues.


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OTHER COMMITTEE RESPONSIBILITIES

         The Audit Committee will review the annual internal audit of the expenses and perquisites, including use of corporate assets, of the corporate officers and members of the Board of Directors.

ADDITIONAL RESOURCES

         The Committee shall have the right to use reasonable amounts of time of the Corporation's internal and independent accountants, internal and outside lawyers and other internal staff and also shall have the right to hire independent accounting experts, lawyers and other consultants to assist and advise the Committee in connection with its responsibilities.

         The Committee shall obtain advice and assistance from outside legal, accounting or other advisors as it deems necessary to carry out its duties, and shall receive appropriate funding, as determined by the Committee, from the Corporation for payment of the Committee.

         The Committee shall keep the Corporation's accounting department advised as to the general range of anticipated expenses for outside consultants.

         The Committee may meet privately with independent advisors and shall be free to talk directly and independently with any member of management in discharging its responsibilities.